SCHEDULE A

Fee Schedule

(Effective November 15, 2024)

The asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Net Assets (millions)	Annual rate at each asset level “Asset Charge”
$0 - $500	1.060%
> $500 - $1,000	1.055%
> $1,000 - $3,000	1.050%
> $3,000 - $4,000	1.010%
> $4,000 - $6,000	0.960%
> $6,000 - $12,000	0.910%
> $12,000 - $20,000	0.900%
> $20,000 - $24,000	0.890%
> $24,000 - $50,000	0.880%
> $50,000	0.850%

The computation shall be made for each calendar day on the basis of managed assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full business day on which the managed assets were computed. “Managed assets” shall mean the net asset value of the Fund’s common stock plus the liquidation preference of any issued and outstanding preferred stock of the fund and the principal amount of any borrowings used for leverage.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of October 30, 2024.

Columbia Seligman Premium Technology Growth Fund, Inc.

By: /s/ Daniel J. Beckman

Name:  Daniel J. Beckman

Title:    President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By: /s/ Michael G. Clarke

Name:  Michael G. Clarke

Title:    Senior Vice President and North America Head of Operations & Investor Services